                    -----
                  Z E N I X
                   Income
                  Fund Inc.
                    -----

                                [LOGO OF ZENIX]


                                                  Quarterly Report
                                                 December 31, 1999

                                [LOGO OF ZENIX]

                             Zenix Income Fund Inc.

Dear Shareholder:

We are pleased to provide you with the third quarter report for the Zenix Income Fund Inc. ("Fund") for the nine months ended December 31, 1999. Any discussion of the Fund's holdings is as of December 31, 1999. Please refer to pages six through nineteen for a list of the Fund's holdings. Over the past nine months the Fund paid income dividends totaling $0.49 per share. The table below shows the annualized distribution rate and nine-month total return for the Fund based on its December 31,1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.1

                [PHOTO]                       [PHOTO]
                HEATH B.                      JOHN C.
                MCLENDON                      BIANCHI

                Chairman                      Vice President and
                                              Investment Officer

 Price                        Annualized                         Nine-Month
Per Share                 Distribution Rate2                    Total Return
---------                 ------------------                    ------------
$5.42 (NAV)                     11.96%                             (0.38)%
$4.69 (NYSE)                    13.82%                            (12.60)%


----------
1 The NAV is calculated by subtracting total liabilities and the principal amount of the bank loan from the closing value of all securities held by the Fund, plus all other assets. This result (net assets of common shareholders) is divided by the total number of common shares outstanding. The NAV fluctuates with changes in the market price of securities in which the Fund has invested. However, the price at which an investor buys or sells shares of the Fund is its market price as determined by supply and demand.

2 Total returns are based on changes in net asset value ("NAV") or the market value and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.054 for twelve months. This rate is as of January 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.

Recent Results
The Fund generated a total return, based on NAV, of a negative 0.38% for the past nine months. The nine-month results were above the nine-month total return for the Fund's Lipper Inc. peer group average of negative 0.78%. (Lipper Inc. is an independent mutual fund performance tracking organization.)

We were encouraged by the Fund's portfolio returns over the past nine months because, our relatively more conservative credit strategy enabled us to perform well relative to our Lipper peer group average despite difficult market conditions. We believe our general cautiousness was warranted because of increasing volatility in the financial markets during the period. And while no guarantees can be made, we believe that the high yield bond market may be attractively valued at current levels and that we are in a solid position to take advantage of any economic or market dislocations that may occur in the coming months.

However, even as the Fund continued to provide investors with a consistent monthly income, the market price declined. This resulted, in our opinion, from a combination of factors, some of which are covered in more depth later in this letter. During this period, to review briefly, the prices of bonds moved lower as interest rates rose amid concern over potential Federal Reserve Board ("Fed") action to slow the nation's surprisingly robust economic growth. In addition, the excitement surrounding the returns being generated in some sectors of the stock market drew investor interest and money away from fixed income securities. Finally, heavy tax-loss selling that began in the second half of the year and accelerated in the final months of 1999 led to a decline in the market price of the Fund.

Market and Economic Overview
Fourth Quarter 1999
During the fourth quarter of 1999, the U.S. bond markets continued to suffer as a result of investor concerns over strong economic growth, potentially higher inflation and a more restrictive Fed monetary policy. In fact, in 1999 the Fed raised short-term interest rates three times for a total of 75 basis points (0.75%) in an effort to control economic growth and contain inflation.

The high yield bond market posted total returns in the 1.50% to 2.25% range. Also, the high yield bond market reacted positively to buoyant economic conditions and strong stock market performance. Given the strength in the U.S. and global economies, we would not be surprised if the Fed increased short-term interest rates a little more in early 2000/3/. However, we believe that the worst of the bond market

----------
/3/ On Wednesday, February 2, 2000, after this letter was written, the Fed raised interest rates by 0.25% to 5.75%.

decline may be behind us and we would expect better bond market performance some time in 2000. (Of course, no assurances can be made.)

A Brief Recap of the Year
1999 turned out to be one of the worst years in bond market history in terms of performance. Not surprisingly, the high yield bond market generated the best performance returns versus other types of bonds given the strength of the domestic economy. However, with the dramatic increase in overall interest rates, the high yield bond market was only able to generate modestly positive total returns as the high current yields offered were offset by price declines.

Portfolio Strategy
During 1999, we continued to add to our basic industry positions on the assumption that stronger economic growth would benefit a number of the industrial segments of the economy. We also maintained healthy weightings in the fast-growing telecommunications, cable and media sectors. The strongest performing industry sectors in the high yield market during 1999 were in basic materials such as forest products, metals, mining, etc., chemicals as well as cable and media, and telecommunications. The worst-performing sectors included restaurants, health care and textile/apparel. Some of the Fund's better-performing investments included:

    . Riverwood, a major producer of folding cartons

    . Tembec, a paper and forest products company

    . Nextel, a fast-growing wireless communications company

    . Nextlink, a fast-growing, nationwide telecommunications company

    . PSINET, a major Internet telecommunications company.

Our portfolio repositioning over the first half of the year benefited our performance in the second half of 1999. In addition, our continued emphasis on better-quality issues and our increased focus on basic industry issues contributed to our relative outperformance versus our peer group.

As we have mentioned in prior reports, during the first half of 1999, the higher-quality issues actually did not perform as well as the lower-quality issues by a meaningful margin because of their higher sensitivity to rising U.S. Treasury rates. Given our relatively higher-quality orientation versus our peer group, our return performance was negatively impacted in the first half of 1999. We especially lagged our high yield peer group since a number of our high yield fund competitors emphasized a combination of lower-quality issues, emerging market debt as well as common and preferred stock. During the second half of 1999, we witnessed a sharp reversal of these trends. Lower-quality issues dramatically underperformed in the second half of 1999 due to rising default rates.

We do not attribute rising defaults in the high yield bond market to a deteriorating economy. We believe instead that rising defaults may be a natural fallout from the massive amount of new issuance in the past nine years when a great deal of merger and acquisition activity took place. A number of defaults are occurring among the less viable companies that are simply not competitive in today's more challenging economic environment. Given our quality orientation, we did not have any defaults in the Fund in 1999. We have and will continue to maintain style purity in our funds with a meaningful emphasis on better-quality issues. In our opinion, this is no time to get reckless with respect to credit risk.

We have also pruned underperforming companies and selectively raised our exposure to improving credits during the period. We plan on selectively adding attractively priced credits in an effort to add more balance. In terms of quality, we have been increasing our exposure to the middle-B-rated segment of the market where we have continued to find attractive yields. We believe that in a period of rising rates, a yield-oriented strategy may be a wise course of action.

Conclusion
We expect a continuation of solid economic growth with only a modest upward bias to inflation. We think both the stock market as well as the high yield bond market should do better than U.S. Treasuries. In addition, we will continue to focus closely on some of the stronger companies in select commodity sectors such as paper,energy and steel where conditions appear to be improving.

Longer term, we remain positive on the high yield market and, while no promises can be given, would expect relatively strong total return performance over the next six to 12 months. Should you have any questions about your investment in the Fund, please call PFPC Global Fund Services at (800) 331-1710.

Sincerely,

/s/ Heath B. McLendon                    /s/ John C. Bianchi

Heath B. McLendon                        John C. Bianchi, CFA
Chairman                                 Vice President and
                                         Investment Officer

January 15, 2000

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

     Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

     As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

     If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

     The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

     If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

     If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

     A more complete description of the current Plan appears in the section of this report beginning on page 36. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.
--------------------------------------------------------------------------------

[LOGO OF ZENIX]

                                                         Schedule of Investments
                                                   December 31, 1999 (unaudited)
================================================================================

   Face
  Amount++          Rating(a)                        Security                                                 Value
---------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 92.9%
Aerospace -- 0.3%
  380,000              B-          Dunlop Standard Aerospace Holdings,
                                     Sr. Notes, 11.875% due 5/15/09......................................  $  391,400
                                                                                                           ----------
Airlines -- 1.0%
1,745,000              BB          Airplanes Pass-Through Trust, Corp.,
                                     Asset-Backed Securities, Series 1, Class D,
                                     10.875% due 3/15/19.................................................   1,510,489
                                                                                                           ----------
Aluminum -- 1.0%
                                   Kaiser Aluminum & Chemical Corp., Sr. Sub Notes:
1,170,000              B3*           12.750% due 2/1/03..................................................   1,172,925
  160,000              B1*           Series B, 10.875% due 10/15/06......................................     161,600
  140,000              B1*           Series D, 10.875% due 10/15/06......................................     141,925
                                                                                                           ----------
                                                                                                            1,476,450
                                                                                                           ----------
Apparel -- 0.3%
  525,000              B-          Tropical Sportswear International Inc., Guaranteed Sr.
                                     Sub. Notes, Series A, 11.000% due 6/15/08...........................     505,313
                                                                                                           ----------
Auto Parts: Original Equipment Manufacture -- 1.6%
  805,000              B           Collins & Aikman Products, Sr. Sub. Notes,
                                     11.500% due 4/15/06.................................................     796,950
  250,000              B           Dura Operating Corp., Sr. Sub. Notes,
                                     9.000% due 5/1/09...................................................     235,625
                                   Hayes Lemmerz International Inc., Sr. Sub. Notes:
  220,000              B             11.000% due 7/15/06.................................................     231,550
  225,000              B             Series B, 8.250% due 12/15/08.......................................     207,000
  390,000              B3*         Key Plastics Inc., Series B, Sr. Sub. Notes,
                                     10.250% due 3/15/07.................................................     183,300
  615,000              B+          Tenneco Automotive Inc., 11.625% due 10/15/09+........................     629,606
                                                                                                           ----------
                                                                                                            2,284,031
                                                                                                           ----------
Automotive Aftermarket -- 0.6%
  865,000              B+          Exide Corp., Sr. Notes, 10.000% due 4/15/05...........................     834,725
                                                                                                           ----------
Broadcasting -- 0.1%
  130,000              B           Capstar Broadcasting Corp., Sr. Discount Notes,
                                     step bond to yield 11.002% due 2/1/09...............................     115,050
                                                                                                           ----------


                      See Notes to Financial Statements.

[LOGO OF ZENIX]

                                                   December 31, 1999 (unaudited)
================================================================================

   Face
  Amount++          Rating(a)                            Security                                            Value
---------------------------------------------------------------------------------------------------------------------
Building Products -- 1.2%
  295,000              B           Amatek Industries Pty. Ltd., Sr. Sub. Notes,
                                     12.000% due 2/15/08................................................  $   283,200
  385,000              B           Atrium Cos. Inc., Sr. Sub. Notes,
                                     10.500% due 5/1/09.................................................      377,300
  350,000              B           NCI Building Systems Inc., Sr. Sub. Notes,
                                     9.250% due 5/1/09..................................................      332,500
                                   Nortek Inc., Sr. Notes:
  480,000              B+            Series B, 9.250% due 3/15/07.......................................      470,400
  355,000              B+            Series B, 9.125% due 9/1/07........................................      344,350
                                                                                                           ----------
                                                                                                            1,807,750
                                                                                                           ----------
Cable Television -- 11.8%
                                   Adelphia Communications, Sr. Notes:
  340,000              BB-           8.375% due 11/15/17................................................      306,000
1,010,000              B+            Series B, 9.875% due 3/1/07........................................    1,025,150
                                   Century Communications Corp.:
2,435,000              BB-           Sr. Discount Notes, Series B, zero coupon to yield
                                         10.101% due 1/15/08............................................    1,083,575
  130,000              BB-           Sr. Notes, 9.750% due 2/15/02......................................      131,300
  915,000              B+          Charter Communications Holdings LLC/Charter
                                     Communications Capital Corp., Sr. Discount Notes,
                                     step bond to yield 9.887% due 4/1/11...............................      539,850
                                   CSC Holdings Inc., Sr. Sub. Debentures:
1,180,000              BB-           9.875% due 2/15/13.................................................    1,239,000
1,000,000              BB-           10.500% due 5/15/16................................................    1,115,000
495,000GBP             B-          Diamond Holdings PLC, Guaranteed Notes,
                                     10.000% due 2/1/08.................................................      792,061
  760,000              B           Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09.....................      763,800
  190,000              B+          Insight Midwest, Sr. Sub. Notes, 9.750% due 10/1/09+.................      197,600
                                   NLT Communications Corp.:
  750,000EUR           B-            Sr. Discount Notes, step bond to yield
                                         11.397% due 11/15/09+..........................................      442,039
1,345,000              B-            Sr. Notes, 11.500% due 10/1/08.....................................    1,462,688
  775,000              BB-         Rogers Cablesystems, Ltd., Guaranteed Sr. Sub.
                                     Debentures, 11.000% due 12/1/15....................................      875,750
1,250,000              B+          Telewest Communications PLC, Sr. Notes,
                                     11.250% due 11/1/08................................................    1,368,750
4,670,000              B-          United International Holdings Inc., Sr. Discount
                                     Notes, Series B, step bond to yield
                                     11.284% due 2/15/08................................................    2,988,800


                       See Notes to Financial Statements.

[LOGO OF ZENIX]
                                                         Schedule of Investments
                                                   December 31, 1999 (unaudited)
================================================================================

      Face
    Amount++       Rating(a)                          Security                                              Value
----------------------------------------------------------------------------------------------------------------------
Cable Television-- 11.8% (continued)
4,750,000              B           United Pan-Europe Communications, Sr. Discount
                                     Notes, step bond to yield 12.500%
                                     due 8/1/09+.......................................................  $  2,731,250
                                                                                                         ------------
                                                                                                           17,062,613
                                                                                                         ------------
Casinos - Gambling -- 2.1%
  105,000              BB+         Circus Circus Enterprises Inc., Sr. Sub. Debentures,
                                     7.625% due 7/15/13................................................        90,562
  565,000              B           Harveys Casino Resorts, Guaranteed Sr. Sub. Notes,
                                     10.625% due 6/1/06................................................       579,831
                                   Hollywood Casino:
  160,000              B             First Mortgage Notes, 13.000% due 8/1/06+.........................       172,000
  495,000              B             Guaranteed Sr. Sub. Notes, 11.250% due 5/1/07.....................       517,275
  380,000              NR          Jazz Casino Co. LLC, Sr. Sub. Notes,
                                     5.987% due 11/15/09...............................................       216,600
                                   Sun International Hotels, Sr. Sub. Notes:
  370,000              Ba3*          9.000% due 3/15/07................................................       357,050
  560,000              Ba3*          8.625% due 12/15/07...............................................       526,400
                                   Venetian Casino:
  465,000              B-            Secured Notes, 12.250% due 11/15/04...............................       406,875
  260,000              CCC+          Sr. Sub. Notes, 14.250% due 11/15/05..............................       169,000
                                                                                                         ------------
                                                                                                            3,035,593
                                                                                                         ------------
Chemicals - Major -- 1.3%
                                   Huntsman Corp.:
4,000,000              B+          Sr. Discount Notes, zero coupon to yield
                                     13.067% due 12/31/09+.............................................     1,205,000
  645,000              B+          Sr. Sub. Notes, 10.125% due 7/1/09+.................................       667,575
                                                                                                         ------------
                                                                                                            1,872,575
                                                                                                         ------------
Chemicals - Specialty -- 1.0%
  165,000              BB-         Georgia Gulf Corp., Sr. Sub. Notes,
                                     10.375% due 11/1/07+..............................................       172,837
                                   Lyondell Chemical Co., Sr. Secured Notes:
  320,000              BB            Series A, 9.625% due 5/1/07.......................................       329,600
  615,000              BB            Series B, 9.875% due 5/1/07.......................................       638,063
  365,000              B           ZSC Specialty Chemical PLC, Sr. Notes,
                                     11.000% due 7/1/09+...............................................       379,600
                                                                                                         ------------
                                                                                                            1,520,100
                                                                                                         ------------



                       See Notes to Financial Statements.

[LOGO OF ZENIX]
                                                         Schedule of Investments
                                                   December 31, 1999 (unaudited)
================================================================================

   Face
  Amount++           Rating(a)                               Security                                        Value
----------------------------------------------------------------------------------------------------------------------
Coal Mining-- 0.5%
  960,000              Caa2*       AEI Resources Inc., Guaranteed Notes,
                                     10.500% due 12/15/05+..............................................  $   681,600
                                                                                                          -----------
Construction/AG Equipment/Trucks -- 0.2%
  275,000              B           Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                                     8.500% due 4/1/08..................................................      237,875
                                                                                                          -----------
Containers - Packaging -- 3.4%
  620,000              B           AEP Industries Inc., Sr. Sub. Notes,
                                     9.875% due 11/15/07................................................      601,400
  800,000EUR           B1*         BSN Financing Co., Guaranteed Sr. Sub. Notes,
                                     10.250% due 8/1/09+................................................      834,206
  225,000              B           BWAY Corp., Guaranteed Sr. Sub. Notes,
                                     Series B, 10.250% due 4/15/07......................................      225,844
  575,000              B           Huntsman Packaging Corp., Guaranteed Sr. Sub. Notes,
                                     9.125% due 10/1/07.................................................      557,750
1,075,000              B           Stone Container Finance Corp., Guaranteed Sr. Notes,
                                     11.500% due 8/15/06+...............................................    1,146,219
  280,000              B-          Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                                     10.500% due 9/1/03.................................................      268,100
                                   Tekni-Plex Inc.:
  260,000              B-            Guaranteed Sr. Sub. Notes, Series B,
                                         9.250% due 3/1/08..............................................      263,900
1,000,000              B-            Sr. Sub. Notes, Series B, 11.250% due 4/1/07.......................    1,082,500
                                                                                                          -----------
                                                                                                            4,979,919
                                                                                                          -----------
Contract Drilling -- 2.0%
                                   Parker Drilling Co.:
  110,000              B-            5.500% due 8/1/04 (Convertible into 7,147 shares
                                         common stock)..................................................       77,000
  980,000              B+            Sr. Notes, 9.750% due 11/15/06.....................................      967,750
  655,000              BB          Pride International Inc., Sr. Notes,
                                     10.000% due 6/1/09.................................................      669,738
  515,000              Ba3*        R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06.....................      570,363
  555,000              BB-         RBF Finance Corp., Guaranteed Sr. Notes,
                                     11.375% due 3/15/09................................................      600,788
                                                                                                          -----------
                                                                                                            2,885,639
                                                                                                          -----------
Discount Stores -- 1.2%
1,210,000              B+          Ames Department Stores, Sr. Notes,
                                     10.000% due 4/15/06................................................    1,197,900
  490,000              BB+         Kmart Corp., Debentures, 12.500% due 3/1/05..........................      554,313
                                                                                                          -----------
                                                                                                            1,752,213
                                                                                                          -----------


                       See Notes to Financial Statements.

[LOGO OF ZENIX]
                                                         Schedule of Investments
                                                   December 31, 1999 (unaudited)
================================================================================

  Face
 Amount++            Rating(a)                          Security                                             Value
---------------------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.0%
1,000,000              B2*         Intertek Finance PLC., Guaranteed Sr. Sub. Notes,
                                     Series B, 10.250% due 11/1/06........................................ $  935,000
  500,000              B-          Outsourcing Solutions Inc., Sr. Sub. Notes,
                                     11.000% due 11/1/06..................................................    480,000
                                                                                                           ----------
                                                                                                            1,415,000
                                                                                                           ----------
Diversified Financial Services -- 0.3%
                                   Amresco Inc., Sr. Sub. Notes, Series A:
  600,000              CCC-          10.000% due 3/15/04..................................................    360,000
  135,000              CCC-          9.875% due 3/15/05...................................................     81,000
                                                                                                           ----------
                                                                                                              441,000
                                                                                                           ----------
Diversified Manufacturing -- 0.8%
  390,000              B-          Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09+.......................    411,450
  700,000              B+          Park-Ohio Industries, Inc., Sr. Sub. Notes,
                                     9.250% due 12/1/07...................................................    679,000
                                                                                                           ----------
                                                                                                            1,090,450
                                                                                                           ----------
Drugs - Generic -- 1.6%
2,300,000              BB          ICN Pharmaceuticals Inc., Sr. Notes, Series B,
                                     9.250% due 8/15/05...................................................  2,271,250
                                                                                                           ----------
Electronic Components -- 0.5%
  725,000                B+        Celestica International Inc., Sr. Sub. Notes,
                                     10.500% due 12/31/06.................................................    767,594
                                                                                                           ----------
Engineering & Construction -- 0.7%
  165,000              NR          American Plumbing & Mechanic, Sr. Sub. Notes,
                                     11.625% due 10/15/08+................................................    156,750
  580,000              B           Group Maintenance America Corp., Sr. Sub. Notes,
                                     9.750% due 1/15/09...................................................    577,100
  255,000              BB-         Integrated Electrical Services, Sr. Sub. Notes,
                                     9.375% due 2/1/09....................................................    253,088
                                                                                                           ----------
                                                                                                              986,938
                                                                                                           ----------
Environmental Services -- 2.9%
3,500,000              B+          Allied Waste North America, Sr. Sub. Notes,
                                     10.000% due 8/1/09+..................................................  3,132,500
  315,000              B+          IT Group Inc., Sr. Sub. Notes, 11.250% due 4/1/09......................    304,369
  740,000              B+          URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09..........................    778,850
                                                                                                           ----------
                                                                                                            4,215,719
                                                                                                           ----------


                       See Notes to Financial Statements.

[LOGO OF ZENIX]                                                                   Schedule of Investments (continued)
                                                                                        December 31, 1999 (unaudited)
======================================================================================================================
  Face
Amount++               Rating(a)                            Security                                           Value
----------------------------------------------------------------------------------------------------------------------
Food Distributors -- 1.3%
  385,000              B-          Agrilink Foods Inc., Sr. Notes, 11.875% due 11/1/08............        $   381,150
1,000,000              B2*         Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08..............            920,000
  575,000              B-          Premier International Foods PLC, Sr. Notes,
                                     12.000% due 9/1/09+..........................................            575,000
                                                                                                          -----------
                                                                                                            1,876,150
                                                                                                          -----------
Foods - Specialty/Candy -- 1.2%
  850,000              B-          B&G Foods Inc., Guaranteed Sr. Sub. Notes,
                                     9.625% due 8/1/07............................................            758,625
1,325,000              B           Imperial Holly Corp., Guaranteed Sr. Sub. Notes,
                                     9.750% due 12/15/07..........................................            960,625
                                                                                                          -----------
                                                                                                            1,719,250
                                                                                                          -----------
Forest Products -- 0.9%
  660,000              B           Ainsworth Lumber Co. Ltd., Sr. Notes,
                                     12.500% due 7/15/07..........................................            727,650
  565,000              B+          Millar Western Forest, Sr. Notes, 9.875% due 5/15/08...........            565,000
                                                                                                          -----------
                                                                                                            1,292,650
                                                                                                          -----------
Home Building -- 0.4%
  660,000              BB-         U.S. Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09............            594,000

Home Furnishings -- 0.3%
  405,000              B           Falcon Products Inc., Sr. Sub. Notes,
                                     11.375% due 6/15/09..........................................            388,800
                                                                                                          -----------

Hospital - Nursing Management -- 2.4%
1,090,000              Ba3*        Fresenius Medical Care Capital Trust I, Trust Preferred
                                     Securities, 9.000% due 12/1/06...............................          1,049,125
  345,000              Ba3*        Fresenius Medical Care Capital Trust II, Trust Preferred
                                     Securities, 7.875% due 2/1/08................................            314,813
2,585,000              B-          Magellan Health Services, Inc., Sr. Sub. Notes,
                                     9.000% due 2/15/08...........................................          2,093,850
                                                                                                          -----------
                                                                                                            3,457,788
                                                                                                          -----------
Hotel - Resort -- 3.2%
2,375,000              B-          Courtyard By Marriott II LP/Courtyard Finance Co.,
                                     Sr. Secured Notes, Series B, 10.750% due 2/1/08..............          2,327,500
1,570,000              BB          HMH Properties, Inc., Sr. Notes, Series C,
                                     8.450% due 12/1/08...........................................          1,460,100
  855,000              B+          Intrawest Corp., Sr. Notes, 9.750% due 8/15/08.................            842,175
                                                                                                          -----------
                                                                                                            4,629,775
                                                                                                          -----------

                       See Notes to Financial Statements.

[LOGO OF ZENIX]                                                                    Schedule of Investments (continued)
                                                                                         December 31, 1999 (unaudited)
=======================================================================================================================
 Face
Amount++               Rating(a)                       Security                                                Value
-----------------------------------------------------------------------------------------------------------------------
Insurance - Multi-Line -- 0.3%
  650,000              B           Veritas Capital Trust, Guaranteed Trust Preferred Securities,
                                     10.000% due 1/1/28..............................................     $   489,125
                                                                                                          -----------
Insurance - Specialty -- 0.3%
1,000,000              CCC-        SIG Capital Trust I, Guaranteed Trust Preferred Securities,
                                     9.500% due 8/15/27..............................................         402,500
                                                                                                          -----------
Internet Services -- 3.8%
  325,000              Caa2*       Cybernet Internet Services International, Sr. Notes,
                                     14.000% due 7/1/09..............................................         284,375
                                   Exodus Communications, Sr. Notes:
  655,000              B-            10.750% due 12/15/09+...........................................         666,462
  300,000EUR           B-            10.750% due 12/15/09+...........................................         309,049
                                   PSINet Inc., Sr. Notes:
  355,000              B-            11.500% due 11/1/08.............................................         372,750
  880,000              B-            11.000% due 8/1/09..............................................         910,800
  250,000EUR           B-            11.000% due 8/1/09+.............................................         258,800
1,075,000              NR          Splitrock Services, Inc., Guaranteed Sr. Notes,
                                     11.750% due 7/15/08.............................................         999,750
                                   Verio Inc., Sr. Notes:
  360,000              B-            10.375% due 4/1/05..............................................         365,850
  380,000              B-            11.250% due 12/1/08.............................................         400,900
  675,000              B-            10.625% due 11/15/09+...........................................         693,563
  460,000              CCC+        WAM!NET Inc., Guaranteed Sr. Discount Notes, Series B,
                                     step bond to yield 13.392% due 3/1/05...........................         267,950
                                                                                                          -----------
                                                                                                            5,530,249
                                                                                                          -----------
Leisure/Movies/Entertainment -- 1.5%
  385,000              B-          AMC Entertainment Inc., Sr. Sub. Notes,
                                     9.500% due 2/1/11...............................................         339,762
  520,000              B-          Premier Parks Inc., Sr. Discount Notes, step bond to
                                     yield 10.776% due 4/1/08........................................         353,600
1,500,000              B-          SFX Entertainment, Inc., Sr. Sub. Notes, Series B,
                                     9.125% due 2/1/08...............................................       1,421,250
                                                                                                          -----------
                                                                                                            2,114,612
                                                                                                          -----------
Machinery - Industrial/Components -- 0.4%
  518,000              B-          Alvey Systems Inc., Sr, Sub. Notes,
                                     11.375% due 1/31/03.............................................         536,130
                                                                                                          -----------
Medical Specialties -- 0.3%
  390,000              B-          Hanger Orthopedic Group, Sr. Sub. Notes,
                                     11.250% due 6/15/09.............................................         403,650
                                                                                                          -----------

                       See Notes to Financial Statements.

[LOGO OF ZENIX]                                                                   Schedule of Investments (continued)
                                                                                        December 31, 1999 (unaudited)
======================================================================================================================
 Face
Amount++               Rating(a)                       Security                                                Value
----------------------------------------------------------------------------------------------------------------------
Metal/Minerals - Other -- 0.2%
  325,000              B-          Haynes International, Inc., Sr. Notes,
                                     11.625% due 9/1/04...............................................    $   268,937
                                                                                                          -----------
Multi-Sector Companies -- 0.4%
  535,000              B-          Triarc Consumer Beverage, Sr. Sub. Notes,
                                     10.250% due 2/15/09+.............................................        512,263
                                                                                                          -----------
Newspapers -- 0.5%
  810,000              B+          Garden State Newspapers, Sr. Sub. Notes,
                                     8.625% due 7/1/11................................................        738,112
                                                                                                          -----------
Oil & Gas Production -- 2.7%
                                   Belco Oil & Gas Corp., Sr. Sub. Notes:
  250,000              B1*           10.500% due 4/1/06...............................................        255,625
  600,000              B1*           8.875% due 9/15/07...............................................        576,000
                                   Canadian Forest Oil Ltd., Guaranteed Sr. Sub. Notes:
  350,000              B             10.500% due 1/15/06..............................................        355,250
  500,000              B             8.750% due 9/15/07...............................................        478,750
  145,000              B           Chesapeake Energy Corp., Sr. Notes, Series B,
                                     9.625% due 5/1/05................................................        137,750
1,300,000              B+          Clark USA Inc., Sr. Notes, Series B, 10.875% due 12/1/05...........        585,000
  855,000              B+          Nuevo Energy Co., Sr. Sub. Notes,
                                     9.500% due 6/1/08................................................        856,069
  700,000              B           Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                                     8.750% due 9/15/07...............................................        684,250
                                                                                                          -----------
                                                                                                            3,928,694
                                                                                                          -----------
Oil & Gas Transmission -- 0.4%
  540,000              BB-         Leviathan Gas Pipeline Finance Corp., Sr. Sub. Notes,
                                     10.375% due 6/1/09...............................................        560,925
                                                                                                          -----------
Paper -- 2.8%
  505,000              B           Doman Industries Ltd., Sr. Notes, 8.750% due 3/15/04...............        434,300
  815,000EUR           B           Kappa Beheer B.V., Guaranteed Sr. Sub. Notes,
                                     10.625% due 7/15/09+.............................................        866,270
  500,000              CCC+        Repap New Brunswick, Sr. Secured Notes,
                                     10.625% due 4/15/05..............................................        462,500
                                   Riverwood International Corp.:
  515,000              B-            Guaranteed Sr. Notes, 10.625% due 8/1/07.........................        534,313
1,000,000              CCC+          Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08....................        990,000
  715,000              BB+         Tembec Industries Inc., Sr. Notes,
                                     9.875% due 9/30/05...............................................        743,600
                                                                                                          -----------
                                                                                                            4,030,983
                                                                                                          -----------

                       See Notes to Financial Statements.

[LOGO OF ZENIX]                                                                   Schedule of Investments (continued)
                                                                                        December 31, 1999 (unaudited)
======================================================================================================================
 Face
Amount++               Rating(a)                       Security                                                Value
----------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.7%
  895,000              B           King Pharmaceutical Inc., Sr. Sub. Notes,
                                     10.750% due 2/15/09..............................................    $   955,413
                                                                                                          -----------
Photographic Products -- 0.3%
  430,000              BB-         Polaroid Corp., Sr. Notes, 11.500% due 2/15/06.....................        419,250
                                                                                                          -----------
Printing/Forms -- 1.3%
  335,000              B           Merrill Corp., Sr. Sub. Notes, 12.000% due 5/1/09+.................        326,206
  975,000GBP           B           Polestar Corp. PLC, Sr. Notes, Series B,
                                     10.500% due 5/30/08..............................................      1,526,733
                                                                                                          -----------
                                                                                                            1,852,939
                                                                                                          -----------
Real Estate Investment Trusts -- 0.9%
1,280,000              Baa3*       Trizec Finance Ltd., Guaranteed Sr. Notes,
                                     10.875% due 10/15/05.............................................      1,337,600
                                                                                                          -----------
Recreational Products/Toys -- 0.2%
  300,000EUR           B2*         Head Holding Corp., Sr. Notes, 10.750% due 7/15/06+................        317,361
                                                                                                          -----------
Rental/Leasing Companies -- 0.5%
  690,000              BB-         Avis Rent A Car Inc., Sr. Sub. Notes,
                                     11.000% due 5/1/09...............................................        729,675
                                                                                                          -----------
Retail Food Chains -- 0.3%
  450,000              B+          Stater Brothers Holdings, Sr. Notes, 10.750% due 8/15/06...........        452,250
                                                                                                          -----------

Retail - Other Specialty Stores -- 0.6%
1,000,000              B-          Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                                     Series B, 10.250% due 4/15/08....................................        870,000
                                                                                                          -----------
Savings & Loan Associations -- 2.1%
1,000,000              B2*         Ocwen Capital Trust I, Guaranteed Capital Securities,
                                     10.875% due 8/1/27...............................................        635,000
2,600,000              B+          Ocwen Financial Corp., Sr. Notes,
                                     11.875% due 10/1/03..............................................      2,405,000
                                                                                                          -----------
                                                                                                            3,040,000
                                                                                                          -----------
Semiconductors -- 0.9%
1,240,000              B           Fairchild Semiconductor Inc., Sr. Sub. Notes,
                                     10.125% due 3/15/07..............................................      1,264,800
                                                                                                          -----------
Steel/Iron Ore -- 1.6%
  660,000              B+          Russel Metals Inc., Sr. Notes, 10.000% due 6/1/09..................        645,150
1,320,000              B+          WCI Steel Inc., Sr. Notes, 10.000% due 12/1/04.....................      1,346,400
  385,000              B-          WHX Corp., Sr. Notes, 10.500% due 4/15/05..........................        377,300
                                                                                                          -----------
                                                                                                            2,368,850
                                                                                                          -----------

                       See Notes to Financial Statements.

[LOGO OF ZENIX]                                                                   Schedule of Investments (continued)
                                                                                        December 31, 1999 (unaudited)
======================================================================================================================
 Face
Amount++               Rating(a)                       Security                                                Value
----------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 10.4%
                                   Call-Net Enterprises Inc.:
  165,000              B+            Sr. Discount Notes, step bond to yield
                                         12.787% due 8/15/08...........................................    $   79,200
  300,000              B+            Sr. Notes, 9.375% due 5/15/09.....................................       249,000
  325,000EUR           B+          Esat Telecom Group PLC, Sr. Notes,
                                     11.875% due 11/1/09...............................................       383,100
                                   Esprit Telecom Group PLC, Sr. Notes:
  700,000              B-            11.500% due 12/15/07..............................................       705,250
  600,000DEM           B-            11.500% due 12/15/07..............................................       313,723
  400,000              B-            10.875% due 6/15/08...............................................       398,000
  650,000EUR           B           Global Telesystems Europe, Sr. Notes,
                                     11.000% due 12/1/09+..............................................       661,421
                                   Hermes Europe Railtel B.V., Sr. Notes:
1,000,000              B             11.500% due 8/15/07...............................................     1,032,500
  135,000              B             10.375% due 1/15/09...............................................       134,325
                                   ICG Holdings Inc., Sr. Discount Notes:
  335,000              B-            Step bond to yield 12.935% due 9/15/05............................       291,450
  680,000              B-            Step bond to yield 12.860% due 5/1/06.............................       516,800
  500,000EUR           CCC+        Jazztel PLC, Sr. Notes, 13.250% due 12/15/09+.......................       506,267
                                   KMC Telecom Holdings Inc.:
  575,000              B-            Sr. Discount Notes, step coupon to yield
                                         15.873% due 2/15/08...........................................       311,937
  745,000              NR            Sr. Notes, 13.500% due 5/15/09+...................................       735,688
2,140,000              B           Level 3 Communications, step bond to
                                     yield 11.234% due 12/1/08.........................................     1,294,700
  505,000              B+          Metromedia Fiber Network, Sr. Notes,
                                     10.000% due 12/15/09..............................................       520,150
                                   NEXTLINK Communications, LLC/NEXTLINK Capital, Inc.:
1,325,000              B             Sr. Discount Notes, step bond to yield
                                         12.050% due 6/1/09............................................       828,125
  920,000              B             Sr. Discount Notes, step bond to yield
                                         12.125% due 12/1/09+..........................................       549,700
  440,000              B             Sr. Notes, 12.500% due 4/15/06....................................       471,900
  975,000              B             Sr. Notes, 10.750% due 6/1/09.....................................     1,009,125
  615,000              B-          Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09...................       633,450
  265,000              B-          VersaTel Telecom International N.V., Sr. Notes,
                                     13.250% due 5/15/08...............................................       283,550
                                   Viatel Inc., Sr. Notes:
  675,000              B-            11.250% due 4/15/08...............................................       675,000
  400,000              B-            11.500% due 3/15/09...............................................       401,000

                       See Notes to Financial Statements.

[LOGO OF ZENIX]                                                                   Schedule of Investments (continued)
                                                                                        December 31, 1999 (unaudited)
======================================================================================================================
  Face
Amount++               Rating(a)                            Security                                           Value
----------------------------------------------------------------------------------------------------------------------
Telecommunications - Other-- 10.4% (continued)
  830,000              BB-         Williams Communications Group Inc., Sr. Notes,
                                     10.875% due 10/1/09.............................................     $   871,500
1,200,000              NR          World Access Inc., Sr. Notes, Series B,
                                     13.250% due 1/15/08.............................................       1,086,000
                                                                                                          -----------
                                                                                                           14,942,861
                                                                                                          -----------
Telephone - Cellular -- 8.4%
                                   Airgate PCS Inc., Sr. Sub. Discount Notes:
  210,000              Caa1*         Step bond to yield 13.548% due 10/1/09..........................         116,550
  665,000              NR            Step bond to yield 13.224% due 10/1/09..........................         432,250
  700,000              B-          Centennial Cellular Corp., Sr. Sub. Notes,
                                     10.750% due 12/15/08............................................         754,250
  750,000CAD           B           Clearnet Communications, Sr. Discount Notes,
                                     step bond to yield 10.400% due 5/15/08..........................         326,064
1,515,000              B           Crown Castle International Corp., Sr. Discount Notes,
                                     step bond to yield 11.059% due 5/15/11..........................         950,662
  405,000              NR          Dobson/Sygnet Communications, Sr. Notes,
                                     12.250% due 12/15/08............................................         449,550
1,265,000              CCC+        Dolphin Telecom PLC, Sr. Discount Notes,
                                     step bond to yield 11.441% due 6/1/08...........................         626,175
                                   Microcell Telecommunications, Sr. Discount Notes:
  305,000              B3*           Series B, step bond to yield 11.843% due 6/1/06.................         270,688
  835,000              B-            Step bond to yield 11.756% due 6/1/09...........................         540,662
2,030,000              B-          Millicom International Cellular S.A., Sr. Discount
                                     Notes, step bond to yield 15.944% due 6/1/06....................       1,669,675
                                   Nextel Communications, Inc.:
1,005,000              B1*           Sr. Redeemable Discount Notes, step bond to yield
                                        10.814% due 9/15/07..........................................         756,262
1,720,000              B1*           Sr. Serial Redeemable Discount Notes, step bond
                                        to yield 10.689% due 2/15/08.................................       1,216,900
                                   Omnipoint Corp., Sr. Notes:
  180,000              B2*           11.500% due 9/15/09+............................................         196,650
  330,000              B2*         Series A, 11.625% due 8/15/06.....................................         352,275
  680,000              NR          Spectrasite Holdings Inc., Sr. Discount Notes,
                                     step bond to yield 11.250% due 4/15/09..........................         362,100
                                   Telesystems International Wireless Inc.,
                                     Sr. Discount Notes:
  325,000              CCC+             Series B, step bond to yield 14.417% due 6/30/07.............         198,250
  880,000              CCC+             Series C, step bond to yield 12.172% due 11/1/07.............         484,000
1,000,000              B3*         Triton PCS Inc., Sr. Discount Notes,
                                     step bond to yield 11.394% due 5/1/08...........................         710,000

                       See Notes to Financial Statements.

[LOGO OF ZENIX]                                                                   Schedule of Investments (continued)
                                                                                        December 31, 1999 (unaudited)
======================================================================================================================
  Face
Amount++               Rating(a)                            Security                                           Value
----------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 8.4% (continued)
  575,000              CCC+        US Unwired Inc., Sr. Discount Notes,
                                     step bond to yield 13.375% due 11/1/09+...........................    $  342,125
                                   Voicestream Wireless Co./Voicestream Wireless Holding:
  480,000              B2*           Sr. Discount Notes, step bond to yield
                                         11.875% due 11/15/09+.........................................       290,400
1,035,000              B2*           Sr. Notes, 10.375% due 11/15/09+..................................     1,066,050
                                                                                                          -----------
                                                                                                           12,111,538
                                                                                                          -----------
Textiles -- 0.3%
  800,000DEM           B3*         Texon International PLC, Sr. Notes, 10.000%
                                     due 2/1/08........................................................       362,662
                                                                                                          -----------
Transportation - Marine -- 1.0%
  320,000              B-          Oglebay Norton Co., Sr. Sub. Notes,
                                     10.000% due 2/1/09................................................       312,000
1,030,000              BB-         Sea Containers Ltd., Sr. Sub. Debentures, Series A,
                                     12.500% due 12/1/04...............................................     1,066,050
                                                                                                          -----------
                                                                                                            1,378,050
                                                                                                          -----------
Unregulated Power Generation -- 2.4%
                                   AES Corp., Sr. Sub. Notes:
  915,000              BB            10.250% due 7/15/06...............................................       926,437
1,040,000              Ba1*          9.500% due 6/1/09.................................................     1,050,400
1,350,000              BB+         Calpine Corp., Sr. Notes, 10.500% due 5/15/06.......................     1,420,875
                                                                                                          -----------
                                                                                                            3,397,712
                                                                                                          -----------
Wholesale Distributors -- 0.3%
  335,000              B           Buhrmann US Inc., Sr. Sub. Notes,
                                     12.250% due 11/1/09+..............................................       348,400
  160,000              B-          Fisher Scientific International Inc., Sr. Sub. Notes,
                                     9.000% due 2/1/08.................................................       154,000
                                                                                                          -----------
                                                                                                              502,400
                                                                                                          -----------
                                   TOTAL CORPORATE BONDS AND NOTES
                                   (Cost -- $138,942,362)..............................................   133,919,240
                                                                                                          -----------
Shares                                          Security                                                        Value
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
Telecommunications Equipment-- 0.0%
    3,771                          World Access Inc.
                                   (Cost -- $66,939)...................................................        72,582
                                                                                                          -----------


                      See Notes to Financial Statements.

[LOGO OF ZENIX]                                                                   Schedule of Investments (continued)
                                                                                        December 31, 1999 (unaudited)
======================================================================================================================

 Shares                                                     Security                                           Value
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
Savings & Loan Associations -- 0.3%
   20,100                          California Federal Preferred Capital Corp.,
                                     9.125% Noncumulative Exchangeable, Series A
                                     (Cost -- $502,500).............................................     $    453,506
                                                                                                          -----------
WARRANTS# -- 0.4%
Broadcasting -- 0.0%
    2,450                          UIH Australia Pacific, Inc., Expire 5/15/06......................           73,500
                                                                                                          -----------
Internet Services -- 0.2%
      325                          Cybernet Internet Services International, Expire 7/1/09+.........           26,162
    1,625                          Splitrock Services, Inc., Expire 7/15/08.........................          152,750
    2,550                          WAM!NET Inc., Expire 3/1/05......................................           58,013
                                                                                                          -----------
                                                                                                              236,925
                                                                                                          -----------
Telecommunications - Other -- 0.2%
    7,130                          Pagemart, Inc., Expire 12/31/03.................................            19,608
    1,300                          RSL Communications, Ltd., Expire 11/15/06.......................            52,000
                                   Tele1 Europe B.V.:
      320                            Expire 5/15/09+...............................................            56,000
      325                            Expire 5/15/09 (EUR)+.........................................            57,301
      265                          Versatel Telecommunications, Expire 5/15/08+....................           108,650
                                                                                                          -----------
                                                                                                              293,559
                                                                                                          -----------
Telephone - Cellular -- 0.0%
    1,000                          Iridium World Communications Ltd., Expire 7/15/05+..............                10
                                                                                                          -----------
                                   TOTAL WARRANTS
                                   (Cost -- $204,080)..............................................           603,994
                                                                                                          -----------


                      See Notes to Financial Statements.

[LOGO OF ZENIX]                                                                   Schedule of Investments (continued)
                                                                                        December 31, 1999 (unaudited)
======================================================================================================================
  Face
 Amount                                                     Security                                           Value
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.4%
$9,205,000               Morgan Stanley Dean Witter & Co., 2.500% due 1/3/00;
                         Proceeds at maturity -- $9,206,918;
                         (Fully collateralized by U.S. Treasury Bonds,
                         6.000% to 7.250% due 8/15/22 to 2/15/26;
                         Market value -- $9,477,383)
                         (Cost -- $9,205,000)......................................................     $   9,205,000
                                                                                                        -------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $148,920,881**)..................................................     $ 144,254,322
                                                                                                        =============

++   Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
#    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Currency Abbreviations:
     CAD -- Canadian Dollars
     DEM -- German Mark
     GBP -- British Pound
     EUR -- Euro

     See page 20 for definition of ratings.



                      See Notes to Financial Statements.

[LOGO OF ZENIX]                                         Bond Ratings (unaudited)
================================================================================
The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B and CCC   Bonds rated BB, B and CCC are regarded, on balance,
                as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Ba" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Ba         --   Bonds rated "Ba" are judged to have speculative elements;
                their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa        --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger may exist with respect to principal or interest.

NR         --   Indicates that the bond is not rated by either Standard &
                Poor's or Moody's.

[LOGO OF ZENIX]

                                             Statement of Assets and Liabilities
                                                   December 31, 1999 (unaudited)
================================================================================
ASSETS:
 Investments, at value (Cost -- $148,920,881)........              $144,254,322
 Cash................................................                       490
 Interest and dividends receivable...................                 2,983,671
 Receivable for open forward foreign
   currency contracts (Note 11)......................                    18,729
                                                                   ------------
 Total Assets........................................               147,257,212
                                                                   ------------

LIABILITIES:
 Bank loan (Note 7)..................................                30,000,000
 Dividends payable...................................                   220,734
 Interest payable....................................                   179,317
 Investment advisory fees payable....................                    93,008
 Administration fees payable.........................                    36,678
 Payable for open forward foreign
  currency contracts (Note 11).......................                     6,186
 Accrued expenses....................................                    69,134
                                                                   ------------
 Total Liabilities...................................                30,605,057
                                                                   ------------
Total Net Assets.....................................              $116,652,155
                                                                   ============
NET ASSETS:
 Par value of capital shares.........................              $    159,713
 Capital paid in excess of par value.................               117,130,508
 7.00% Cumulative Preferred Stock (Note 6)...........                30,000,000
 Overdistributed net investment income...............                  (499,113)
 Accumulated net realized loss on security
  transactions.......................................               (25,480,240)
 Net unrealized depreciation on investments and
   foreign currencies................................                (4,658,713)
                                                                   ------------
Total Net Assets.....................................              $ 116,652,155
                                                                   ============
NET ASSET VALUE, COMPRISED OF:.......................  Per Share
                                                       ---------
7.00% Cumulative Preferred Stock redemption value....  $1,000.00   $ 30,000,000
Cumulative undeclared dividends on 7.00%
 Preferred Stock.....................................       3.45        103,554
                                                       ---------   ------------
Total allocated to Cumulative Preferred Stock........  $1,003.45     30,103,554
                                                       =========   ------------
Common Stock (15,971,284 shares outstanding).........  $    5.42     86,548,601
                                                       =========   ------------
Total Net Assets.....................................              $116,652,155
                                                                   ============

                       See Notes to Financial Statements.

[LOGO OF ZENIX]
                                                         Statement of Operations
                                                       For the Nine Months Ended
                                                   December 31, 1999 (unaudited)
================================================================================
INVESTMENT INCOME:
  Interest......................................................    $11,530,146
  Dividends.....................................................        107,965
  Less: Interest expense (Note 7)...............................     (1,302,767)
                                                                    -----------
  Total Investment Income.......................................     10,335,344
                                                                    -----------

EXPENSES:
  Investment advisory fees (Note 2).............................        561,742
  Administration fees (Note 2)..................................        224,695
  Shareholder communications....................................        128,076
  Audit and legal...............................................         63,716
  Directors' fees...............................................         26,304
  Pricing.......................................................         21,578
  Shareholder and system servicing fees.........................         15,274
  Custody.......................................................          9,543
  Other.........................................................         27,707
                                                                    -----------
  Total Expenses................................................      1,078,635
                                                                    -----------
Net Investment Income...........................................      9,256,709
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 11):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities).....     (6,625,555)
    Foreign currency transactions...............................        170,723
                                                                    -----------
  Net Realized Loss.............................................     (6,454,832)
                                                                    -----------
  Change in Net Unrealized Depreciation of
  Investments and Foreign Currencies:
    Beginning of period.........................................     (2,628,669)
    End of period...............................................     (4,658,713)
                                                                    -----------
  Increase in Net Unrealized Depreciation.......................     (2,030,044)
                                                                    -----------
Net Loss on Investments.........................................     (8,484,876)
                                                                    -----------
Increase in Net Assets From Operations..........................    $   771,833
                                                                    ===========

                       See Notes to Financial Statements.

[LOGO OF ZENIX]
                                             Statements of Changes in Net Assets
                                                       For the Nine Months Ended
                                                   December 31, 1999 (unaudited)
                                               and the Year Ended March 31, 1999
================================================================================
                                                    December 31       March 31
                                                   -------------   -------------
OPERATIONS:
  Net investment income........................    $  9,256,709    $ 12,708,330
  Net realized loss............................      (6,454,832)     (3,046,114)
  Increase in net unrealized depreciation......      (2,030,044)    (12,054,283)
                                                   ------------    ------------
  Increase (Decrease) in Net Assets
    From Operations............................         771,833      (2,392,067)
                                                   ------------    ------------
DISTRIBUTIONS PAID TO:
  7.00% Cumulative Preferred Stock
    Shareholders From Net Investment
    Income.....................................      (2,100,000)     (2,100,000)
  Common Stock Shareholders From Net
    Investment Income..........................      (7,763,672)    (10,597,803)
  Common Stock Shareholders From Capital.......              --        (331,100)
                                                   ------------    ------------
  Decrease In Net Assets From
     Distributions To Shareholders.............      (9,863,672)    (13,028,903)
                                                   ------------    ------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net asset value of shares issued for
    reinvestment of dividends..................       1,561,796       3,120,769
                                                   ------------    ------------
  Increase in Net Assets From
    Fund Share Transactions....................       1,561,796       3,120,769
                                                   ------------    ------------
Decrease in Net Assets.........................      (7,530,043)    (12,300,201)
NET ASSETS:
  Beginning of period..........................     124,182,198     136,482,399
                                                   ------------    ------------
  End of period*...............................    $116,652,155    $124,182,198
                                                   ============    ============
*Includes overdistributed
  net investment income of:....................    $   (499,113)   $    (62,873)
                                                   ============    ============


                       See Notes to Financial Statements.

[LOGO OF ZENIX]
                                                         Statement of Cash Flows
                                                       For the Nine Months Ended
                                                   December 31, 1999 (unaudited)
================================================================================
NET INCREASE IN CASH:
Cash Flows Provided by Operating
and Investing Activities:
  Interest and dividends received.................... $ 10,339,122
  Operating expenses paid............................     (992,140)
  Interest payments on bank loans....................   (1,256,297)
  Purchases of short-term securities, net............   (2,464,000)
  Purchases of long-term securities..................  (93,448,151)
  Proceeds from disposition of long-term securities..   96,123,444
                                                      ------------
  Net Cash Provided By Operating
    and Investing Activities.........................               $ 8,301,978
                                                                    -----------
Cash Flows From Financing Activities:
  Cash dividends paid on 7.00% Cumulative
    Preferred Stock..................................   (2,100,000)
  Cash dividends paid on Common Stock*...............   (6,201,876)
                                                      ------------
Net Cash Used By Financing Activities................                (8,301,876)
                                                                    -----------
Net Increase in Cash.................................                       102
Cash--Beginning of period............................                       388
                                                                    -----------
Cash--End of period..................................               $       490
                                                                    ===========
RECONCILIATION OF DECREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:
Increase in Net Assets From Operations...............                $  771,833
  Amortization of discount on securities.............   (1,846,780)
  Decrease in investments............................   10,297,665
  Decrease in receivable for securities sold.........      622,712
  Decrease in payable for securities purchased.......   (2,012,109)
  Decrease in dividends and interest receivable......      303,631
  Decrease in receivable for open forward foreign
    currency contracts...............................       32,061
  Increase in accrued expenses.......................      132,965
                                                      ------------
  Total Adjustments..................................                 7,530,145
                                                                    -----------
Net Cash Provided By Operating and Investing Activities             $ 8,301,978
                                                                    ===========
* Exclusive of dividend reinvestment of $1,561,796.


                      See Notes to Financial Statements.

[LOGO OF ZENIX]
                                                   Notes to Financial Statements
                                                                     (unaudited)
================================================================================
     1. Significant Accounting Policies

     Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the 7.00% Cumulative Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Fund out of funds legally available to shareholders at a rate of 7.00% per annum, payable semi-

[LOGO OF ZENIX]
                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================
annually on June 15 and December 15; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities (including the outstanding principal amount on the bank loan), (2) the aggregate liquidation value (i.e., $1,000 per outstanding share) of the 7.00% Cumulative Redeemable Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Cumulative Redeemable Preferred Stock issue;
(i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses amounting to $14,406,719 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Advisory Agreement and Transactions with Affiliated Persons

     SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily net

[LOGO OF ZENIX]

                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================
assets (defined as the average daily value of the total assets of the Fund less total liabilities other than the outstanding principal amount of the Bank loan). This fee is calculated daily and paid monthly.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets (defined as the average daily value of the total assets of the Fund less total liabilities other than the outstanding principal amount of the Bank loan). This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     3. Investments

     During the nine months ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:
--------------------------------------------------------------------------------
Purchases                                                           $91,436,042
--------------------------------------------------------------------------------
Sales                                                                95,500,732
--------------------------------------------------------------------------------
       At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:
--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $  2,733,921
Gross unrealized depreciation                                        (7,400,480)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (4,666,559)
--------------------------------------------------------------------------------
     4. Cash Flow Information

     The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

[LOGO OF ZENIX]
                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================
     5. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. Cumulative Redeemable Preferred Stock

     On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which will be redeemed in full on April 15, 2000, at a price equal to $1,000 per share, plus accumulated and unpaid dividends. At December 31, 1999, 220,000 authorized shares of 7.00% Cumulative Preferred Stock with a par value of $0.01 remained unissued. Cumulative undeclared dividends on the outstanding Preferred Stock amounted to $103,554 at December 31, 1999.

Moody's Investors Service, Inc. and Standard & Poor's Ratings Service have reconfirmed their respective Aa3 and AA+ ratings of the Fund's 7% Cumulative Preferred Stock.

     7. Bank Loan

     The Fund has a $35,000,000 line of credit with PNC Bank, N.A. Interest on the loan can be paid based on 30-, 60- or 90-day periods as elected by the Fund. The interest on the loan is currently calculated at LIBOR plus 40 basis points. The line of credit expires on July 31, 2000.

     For the nine months ended December 31, 1999, interest expense related to the loan totalled $1,302,767, the average dollar amount of the borrowing was $30,000,000 and the average interest rate was 5.68%.

[LOGO OF ZENIX]
                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================
     8. Common Stock

     At December 31, 1999, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

     Common stock transactions were as follows:

                                Nine Months Ended              Year Ended
                                December 31, 1999            March 31, 1999
                               -------------------         -------------------
                               Shares       Amount         Shares       Amount
--------------------------------------------------------------------------------
Shares issued on
    reinvestment               281,150    $1,561,796       488,015    $3,120,769
--------------------------------------------------------------------------------

     9. Capital Loss Carryforward

     At March 31, 1999, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $17,263,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:


                              2000          2003          2004          2007
--------------------------------------------------------------------------------
Carryforward Amounts       $8,395,000    $4,873,000    $2,291,000    $1,704,000
--------------------------------------------------------------------------------

     10. Asset Maintenance Requirement

     The Fund is required to maintain certain asset coverages with respect to the Cumulative Preferred Stock (of at least 200%). If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the Cumulative Preferred Stock in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

[LOGO OF ZENIX]
                                                   Notes to Financial Statements
                                                         (unaudited) (continued)
================================================================================
     11. Forward Foreign Currency Contracts

     At December 31, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

                                   Local       Market    Settlement   Unrealized
Foreign Currency                 Currency      Value        Date         Gain
--------------------------------------------------------------------------------
To Sell:
British Pound                   1,435,800    2,315,657     6/22/00     $    30
Canadian Dollar                   472,500      327,943      6/8/00      (6,186)
European Currency Unit          5,204,536    5,316,447     6/15/00      18,699
--------------------------------------------------------------------------------
Total Unrealized Gain on Open Forward
     Foreign Currency Contracts                                        $12,543
--------------------------------------------------------------------------------

[LOGO OF ZENIX]                                             Financial Highlights
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each year ended March 31, except where noted:

                                                1999(1)       1999      1998
                                                -------     -------   --------
Net Asset Value, Beginning of Period........      $5.96       $6.96      $6.45
                                                -------     -------   --------
Income (Loss) From Operations:
Net investment income.......................       0.59        0.82       0.87
Net realized and unrealized gain (loss).....      (0.54)      (0.97)      0.56
                                                -------     -------   --------
Total Income (Loss) From Operations.........       0.05       (0.15)      1.43
                                                -------     -------   --------
Distributions Paid To:
 7.00% Cumulative Preferred Stock
  Shareholders From Net Investment Income...      (0.13)      (0.14)     (0.14)
 Common Stock Shareholders From Net
  Investment Income.........................      (0.49)      (0.69)     (0.78)
 Common Stock Shareholders From Capital.....         --       (0.02)        --
                                                -------     -------   --------
Total Distributions.........................      (0.62)      (0.85)     (0.92)
                                                -------     -------   --------
Change in accumulated undeclared dividends
  on Preferred Stock........................       0.03          --         --
                                                -------     -------   --------
Net Asset Value, End of Period..............      $5.42       $5.96      $6.96
                                                =======     =======   ========
Market Value, End of Period.................      $4.69       $5.88      $7.50
                                                =======     =======   ========
Total Return, Based on Market Value*........     (12.60)%++  (12.53)%    14.81%
                                                =======     =======   ========
Total Return, Based on Net Asset Value*.....      (0.38)%++   (4.38)%    19.75%
                                                =======     =======   ========
Net Assets**, End of Period (000's).........    $86,549     $93,561   $105,861
                                                =======     =======   ========
Ratios to Average Net Assets Based on
Common Shares Outstanding:
Net Investment Income.......................      13.80%+     12.99%     12.60%
Interest Expense............................       1.94+       1.81       1.81
Other Expenses..............................       1.61+       1.53       1.51
Portfolio Turnover Rate.....................         65%         91%        79%

----------

(1)  For the nine months ended December 31, 1999 (unaudited).
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
**   Exclusive of preferred shares outstanding.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

[LOGO OF ZENIX]                                 Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of common stock outstanding throughout each year ended March 31:

                                                  1997        1996      1995
                                                -------     -------   --------
Net Asset Value, Beginning of Year...........     $6.31       $5.88      $6.76
                                                -------     -------   --------
Income (Loss) From Operations:
  Net investment income......................      0.92        0.86       0.93
  Net realized and unrealized gain (loss)....      0.08        0.45      (0.78)
                                                -------     -------   --------
  Total Income From Operations...............      1.00        1.31       0.15
                                                -------     -------   --------
Distributions:
  Dividends declared to 7.00% Cumulative
    Preferred Stockholders...................     (0.14)      (0.15)     (0.16)
  Dividends paid from net investment income..     (0.72)      (0.73)     (0.87)
                                                -------     -------   --------
  Total Distributions........................     (0.86)      (0.88)     (1.03)
                                                -------     -------   --------
Net Asset Value, End of Year.................     $6.45       $6.31      $5.88
                                                =======     =======   ========
Market Value, End of Year....................     $7.25       $7.00      $6.63
                                                =======     =======   ========
Total Return, Based on Market Value*.........     15.55%      18.35%      6.41%
                                                =======     =======   ========
Total Return, Based on Net Asset Value*......     14.04%      20.01%     (0.53)%
                                                =======     =======   ========
Net Assets**, End of Year (000's)............   $95,034     $90,318    $80,309
                                                =======     =======   ========
Ratios to Average Net Assets Based on
Common Shares Outstanding***:
  Net Investment Income......................     14.35%      14.21%     15.35%
  Interest Expense...........................      1.92        1.98       1.58
  Other Expenses.............................      1.59        1.65       1.65
Portfolio Turnover Rate......................       101%         87%        79%

----------

* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
**   Exclusive of preferred shares outstanding.
*** Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders. The amounts for 1997 and 1996 have been recalculated to reflect this methodology.

[LOGO OF ZENIX]                          Other Financial Information (unaudited)
--------------------------------------------------------------------------------
     The table below sets out information with respect to Cumulative Preferred Stock, Senior Money Market Notes and Bank Credit Facility:

                                           1999(1)        1999         1998        1997         1996         1995
                                           -------       ------       ------      ------       ------       ------
7.00% Cumulative
  Preferred Stock(2)
  Total amount
   outstanding (000s)                     $ 30,000     $ 30,000     $ 30,000    $ 30,000     $ 30,000     $ 30,000
  Asset Coverage Per Share                   2,440        2,560        2,760       2,580        2,490        2,439
  Involuntary Liquidating
   Preference Per Share(3)                   1,000        1,000        1,000       1,000        1,000        1,000
  Average Market Value
   Per Share(3)(4)                           1,000        1,000        1,000       1,000        1,000        1,000

Senior Money
  Market Notes
  Total amount
   outstanding (000s)                           --           --           --          --           --       25,800
  Asset Coverage (000s)                         --           --           --          --           --      135,966

PNC Bank Credit Facility
  Total amount
   outstanding (000s)                       30,000       30,000       30,000      30,000       30,000           --
  Asset Coverage (000s)                    146,500      153,600      165,900     154,800      149,400           --

----------
(1) For the nine months ended December 31, 1999.
(2) Redeemable April 15, 2000.
(3) Excludes accrued interest or accumulated undeclared dividends.
(4) See Note 6 of the Notes to Financial Statements.

[LOGO OF ZENIX]                      Quarterly Results of Operations (unaudited)
--------------------------------------------------------------------------------

                                                                                                         Net Increase
                                                                                  Net Realized            (Decrease)
                                                                                 and Unrealized          in Net Assets
                                      Investment          Net Investment           Gain (Loss)               From
                                        Income                Income             on Investments           Operations
                                --------------------    -------------------     ------------------      -----------------
                                              Per                    Per                    Per                     Per
Quarter Ended                   Total         Share*    Total        Share*     Total       Share*      Total      Share*
-------------                   -----         ------    -----        ------     -----       ------      -----      ------
June 30, 1997                  $3,810,798    $0.26     $3,442,440   $0.23     $4,087,876     $0.29    $7,530,316   $0.52
September 30, 1997              3,652,220     0.24      3,266,777    0.22      4,374,410      0.29     7,641,187    0.51
December 31, 1997               3,786,388     0.25      3,387,528    0.23     (1,501,241)    (0.10)    1,886,287    0.13
March 31, 1998                  3,209,147     0.22      2,817,759    0.19      1,311,486      0.08     4,129,245    0.27
June 30, 1998                   3,578,838     0.23      3,185,558    0.21     (1,919,184)    (0.13)    1,266,374    0.08
September 30, 1998              3,511,518     0.23      3,123,106    0.20    (11,774,047)    (0.76)   (8,650,941)  (0.56)
December 31, 1998               3,604,184     0.23      3,264,567    0.21       (233,303)    (0.01)    3,031,264    0.20
March 31, 1999                  3,514,767     0.22      3,135,099    0.20     (1,173,863)    (0.07)    1,961,236    0.13
June 30, 1999                   3,352,171     0.21      2,987,079    0.19     (4,365,869)    (0.28)   (1,378,790)  (0.09)
September 30, 1999              3,397,175     0.21      3,038,845    0.19     (4,147,356)    (0.26)   (1,108,511)  (0.07)
December 31, 1999               3,585,998     0.23      3,230,785    0.21         28,349      0.00     3,259,134    0.21

* Per share of Common Stock.

[LOGO OF ZENIX]                                       Financial Data (unaudited)
--------------------------------------------------------------------------------
For a share of common stock outstanding throughout each period:


                                                                                                  Dividend
 Record                        Payable        NYSE              Net Asset        Dividend       Reinvestment
  Date                          Date       Closing Price          Value*          Paid             Price
---------------------------------------------------------------------------------------------------------------
4/22/97                        4/25/97       $7.125              $6.38           $0.061           $6.769
5/27/97                        5/30/97        7.500               6.59            0.061            7.125
6/24/97                        6/27/97        7.625               6.77            0.061            7.244
7/22/97                        7/25/97        7.750               6.81            0.061            7.363
8/26/97                        8/29/97        7.938               6.88            0.061            7.541
9/23/97                        9/26/97        7.938               7.01            0.063            7.541
10/28/97                       10/31/97       8.000               6.93            0.063            7.600
11/24/97                       11/28/97       8.190               6.91            0.063            7.778
12/22/97                       12/26/97       8.250               6.93            0.063            7.838
12/31/97                       1/2/98         8.250               6.91            0.040            7.838
1/27/98                        1/30/98        8.063               6.90            0.063            7.659
2/24/98                        2/27/98        8.500               6.95            0.063            8.075
3/24/98                        3/27/98        7.688               6.95            0.061            7.303
4/21/98                        4/24/98        7.500               6.95            0.061            7.125
5/26/98                        5/29/98        7.500               6.89            0.061            7.125
6/23/98                        6/26/98        7.625               6.82            0.061            7.244
7/28/98                        7/31/98        7.438               6.85            0.061            7.066
8/25/98                        8/28/98        6.563               6.54            0.061            6.409
9/22/98                        9/25/98        6.375               6.02            0.058            6.056
10/27/98                       10/30/98       6.625               5.61            0.058            6.294
11/23/98                       11/27/98       6.625               6.07            0.058            6.294
12/21/98                       12/24/98       6.125               5.98            0.058            5.860
1/26/99                        1/29/99        6.063               6.06            0.058            5.938
2/23/99                        2/26/99        6.063               5.98            0.058            5.859
3/23/99                        3/26/99        5.875               5.97            0.056            5.850
4/27/99                        4/30/99        5.750               6.07            0.056            5.910
5/25/99                        5/28/99        5.932               5.87            0.056            5.750
6/22/99                        6/25/99        5.875               5.69            0.054            5.580
7/27/99                        7/30/99        5.938               5.68            0.054            5.641
8/24/99                        8/27/99        5.750               5.51            0.054            5.463
9/21/99                        9/24/99        5.375               5.42            0.054            5.312
10/26/99                       10/29/99       4.938               5.34            0.054            5.200
11/22/99                       11/26/99       5.000               5.42            0.054            4.880
12/27/99                       12/30/99       4.500               5.43            0.054            4.630
---------------------------------------------------------------------------------------------------------------

* As of record date

[LOGO OF ZENIX]                                       Dividend Reinvestment Plan
                                                                     (unaudited)
--------------------------------------------------------------------------------
     Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

     If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan

[LOGO OF ZENIX]                                       Dividend Reinvestment Plan
                                                                     (unaudited)
--------------------------------------------------------------------------------
participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the

[LOGO OF ZENIX]                                       Dividend Reinvestment Plan
                                                                     (unaudited)
--------------------------------------------------------------------------------
change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

               --------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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

                     [This page intentionally left blank]

DIRECTORS

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon

Charles F. Barber, Emeritus

OFFICERS

Heath B. McLendon
Chairman of the Board
Lewis E. Daidone
Senior Vice President
and Treasurer
John C. Bianchi
Vice President and
Investment Officer
Paul A. Brook
Controller
Christina T. Sydor
Secretary

            This report is intended only for the shareholders of the
                             ZENIX Income Fund Inc.
               It is not a Prospectus, circular or representation
              intended for use in the purchase or sale of shares of
             the Fund or of any securities mentioned in the report.

                                  FD01066 2/00